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                                                                 EXHIBIT 10.11.1




                              FIRST AMENDMENT TO
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                          OF H. F. AHMANSON & COMPANY


          The Supplemental Executive Retirement Plan of H. F. Ahmanson & Company, which was amended and restated as of July 12, 1994 (the "Plan"), is hereby amended as follows, effective as of February 6, 1996.

                                      I.

          A new Section 3.5 is hereby added to the Plan to read as follows:

          "3.5 Employment Agreements.  The benefits which are payable under this
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Plan to a Participant or his or her Surviving Spouse or Beneficiary shall be subject to adjustment (which may increase, but not decrease such benefits) as provided in any employment agreement between the Company and the Participant which is in effect as of the date of the Participant's Termination of Employment for any reason."

                                      II.

          Section 5.1(b) of the Plan is hereby amended to read as follows:

          "5.1(b)  Vesting and Credited Service.
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                    [Intentionally Omitted]"

                                     III.

          Sections 5.3 through 5.6 of the Plan are hereby amended to read as follows:

          "5.3 Change in Control.  For purposes of this Article V, a "Change in
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Control" shall mean:

          (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of either (A) the then outstanding shares of common stock of the Sponsor (the "Outstanding Employer Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Sponsor entitled to vote generally in the election of directors (the "Outstanding Employer Voting Securities"); provided, however, that for purposes of this clause (i), the
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following acquisitions shall not constitute a Change in Control:  (w) any acquisition directly from the Sponsor, (x) any acquisition by the Sponsor, (y) any acquisition by any employee benefit plan (or related trust) sponsored or
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maintained by the Sponsor or any corporation controlled by the Sponsor or (z)
any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of clause (iii) of this Section 5.3(a); or

          (ii) individuals who, as of the date hereof, constitute the Board (the Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent
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to the date hereof whose election, or nomination for election by the Sponsor's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Sponsor (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the Persons who were the beneficial owners, respectively, of the Outstanding Employer Common Stock and Outstanding Employer Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Sponsor or all or substantially all of the Sponsor's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Employer Common Stock and Outstanding Employer Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Sponsor or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

               (iv) approval by the stockholders of the Sponsor of a complete liquidation or dissolution of the Sponsor; or

          (v) when, after an Affiliated Company which employs the Participant is acquired (as defined in Section 5.4 hereof), the Participant ceases to be employed (as defined in Section 5.6 hereof) on a full-time basis by the Sponsor or any Company in connection with or as a result of such acquisition; provided that a Change in Control shall occur only for such

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Participant under this Section 5.3(v). For purposes of Section 5.3(v), a Company other than the Sponsor shall be considered to be acquired as of the effective date of any sale, reorganization, merger, consolidation, liquidation or similar transaction involving the Sponsor or such Company, if as a substantial element of such transaction (a) all or substantially all the business of such Company will be terminated or transferred out of such Company or (b) (i) the Sponsor will cease to own, directly or indirectly, or (ii) the owners of the Sponsor's voting securities immediately prior to the commencement of such transaction will cease to own, directly or indirectly, as a result of having owned such securities, securities representing a majority of the combined voting power of the then outstanding securities of such Company or the entity that then owns, directly or indirectly, such Company or all or substantially all its operating assets.

          5.5  Transactions.
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                    [Intentionally Omitted]

          5.6  Cease to be Employed.  For purposes of Section 5.3(v) hereof, a
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Participant shall "cease to be employed" by the Sponsor or a Company when he has a Termination of Employment, unless he (a) voluntarily terminates his employment without the consent of the Sponsor or the Company employing him or (b) his employment is terminated for misconduct (including but not limited to dishonesty, fraud or disclosure of confidential information)."

          IN WITNESS WHEREOF, the Company has caused this First Amendment to the Plan to be executed this 18th day of March, 1997, effective as of February 6, 1996.

                                H. F. AHMANSON & COMPANY


                                By   /s/ Madeleine Kleiner
                                    --------------------------------------
                                    Title: Senior Executive Vice President


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